UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2025
Bionano Genomics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9540 Towne Centre Drive, Suite 100 San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (858) 888-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BNGO	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 14, 2025, Bionano Genomics, Inc. (the “Company”) issued a press release reporting its financial results for the second quarter ended June 30, 2025.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2. of Form 8-K, the information contained or incorporated into this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: our expectations regarding product uptake, revenue, flowcell usage by customers we consider to be routine users of OGM, market development and OGM adoption, including as evidenced through publications highlighting the utility and applications of OGM, our commercial prospects and future financial and operating results, including our full year 2025 and Q3 2025 revenue guidance, cash runway, expected impact from our cost savings initiatives and additional plans to reduce our annualized cost structure and the timing for such savings; the growth of our installed base of OGM systems; our expectation that our products and innovations will be drivers of future growth; the sales of our flowcell consumables and the other expectations related thereto; our ability to meet our stated goals, including to drive value and penetrate into our target markets; our commercial expectations, including the potential market opportunity for structural variation analysis and OGM; our commercial opportunities related to our OGM systems and our analysis software; continued research, presentations and publications involving OGM, its utility compared to traditional cytogenetics and our technologies; and our ability to drive adoption of OGM and our technology solutions. Each of these forward-looking statements involves risks and uncertainties. Accordingly, investors and prospective investors are cautioned not to place undue reliance on these forward-looking statements as they involve inherent risk and uncertainty (both general and specific) and should note that they are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include the risks and uncertainties associated with: the timing and amount of revenue we are able to recognize in a given fiscal period; our ability to obtain sufficient financing to fund our strategic plans and commercialization efforts and our ability to continue as a “going concern,” which requires us to manage costs and obtain significant additional financing to fund our strategic plans and commercialization efforts; the risk that if we fail to obtain additional financing we may seek relief under applicable insolvency laws; the impact of adverse geopolitical and macroeconomic events, such as the ongoing conflicts between Ukraine and Russia and Israel and Gaza and uncertain market conditions, including inflation, tariffs, and supply chain disruptions, on our business and the global economy; general market conditions; changes in the competitive landscape and the introduction of competitive technologies or improvements to existing technologies; changes in our strategic and commercial plans; the ability of medical and research institutions to obtain funding to support adoption or continued use of our technologies; study results that differ or contradict the results mentioned in this press release; the risk that we are not able to complete a strategic transaction that would increase stakeholder value; and the risks and uncertainties associated with our business and financial condition in general, including the risks and uncertainties described in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Reports on Form 10-Q and in other filings subsequently made by us with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release issued August 14, 2025, reporting financial results for the second quarter ended June 30, 2025
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionano Genomics, Inc.

Date: August 14, 2025	By:	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D.
President and Chief Executive Officer (Principal Executive and Financial Officer)